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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 Date of Report
                       (Date of earliest event reported):

                                December 9, 2003

                         WORLD OMNI AUTO RECEIVABLES LLC
 (Exact name of registrant and grantor of the Trust as specified in its charter)

                    WORLD OMNI AUTO RECEIVABLES TRUST 2003-B
                     (Issuer with respect to the Securities)

                                    Delaware
                 (State or other Jurisdiction of Incorporation)

                                   333-100621
                            (Commission File Number)

                                   52-2184798
                (Registrant's I.R.S. Employer Identification No.)

                         World Omni Auto Receivables LLC
                               190 Jim Moran Blvd.
                            Deerfield Beach, FL 33442
   (Address of principal executive offices of registrant, including Zip Code)

       Registrant's telephone number, including area code: (954) 429-2200

   Former name or former address, if changed since last report: Not applicable

                         Exhibit Index appears on Page 4

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Item 5.  Other Events

     On December 2, 2003, World Omni Auto Receivables LLC, a Delaware limited liability company (the "Registrant"), entered into a trust agreement (the "Trust Agreement"), a copy of which is filed as an exhibit hereto, with Chase Manhattan Bank USA, National Association, creating World Omni Auto Receivables Trust 2003-B (the "Trust"), a Delaware statutory trust. On December 2, 2003, the Trust, the Registrant, as seller, World Omni Financial Corp., as servicer (the "Servicer") and The Bank of New York entered into a Sale and Servicing Agreement (the "Sale and Servicing Agreement"), a copy of which is filed as an exhibit hereto, pursuant to which motor vehicle retail installment sale contracts and related property were transferred to the Trust. On December 2, 2003 the Trust sold Auto Receivables Backed Notes, Series 2003-B, Class A-1, Class A-2, Class A-3, Class A-4 and Class B (the "Notes"), having an aggregate original principal amount of $913,100,000. The Notes were issued pursuant to an Indenture (the "Indenture"), dated as of December 2, 2003, between the Trust and The Bank of New York, as indenture trustee, a copy of which is filed as an exhibit hereto. The Notes were sold to Banc of America Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc., Credit Lyonnais Securities (USA) Inc. and Morgan Keegan & Company, Inc., as underwriters, pursuant to an Underwriting Agreement, dated as of November 19, 2003, (the "Underwriting Agreement"), by and among the Registrant, the Servicer and, Banc of America Securities LLC, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the underwriters, a copy of which is filed as an exhibit hereto.

     Interest on the Notes will be distributed on each Payment Date (as defined in the Indenture). Monthly distributions in reduction of the principal amount of the Notes will be allocated to the Notes in accordance with the priorities set forth in the Indenture.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

Exhibit No.   Description
-----------   -----------

Exhibit 1.1   Underwriting Agreement, dated as of November 19, 2003.

Exhibit 4.1   Sale and Servicing Agreement, dated as of December 2, 2003.

Exhibit 4.2   Indenture, dated as of December 2, 2003.

Exhibit 4.3   Trust Agreement, dated as of December 2, 2003.

Exhibit 99.1  Receivables Purchase Agreement, dated as of December 2, 2003.

Exhibit 99.2  Administration Agreement, dated as of December 2, 2003.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WORLD OMNI AUTO RECEIVABLES LLC
                                        (Registrant)

                                        /s/ Alan Kirschenbaum
                                        ----------------------------------------

Dated:  December 9, 2003                By:  Alan Kirschenbaum
                                        Its: Assistant Treasurer

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                                INDEX OF EXHIBITS

Exhibit No.   Description
-----------   -----------

Exhibit 1.1   Underwriting Agreement, dated as of November 19, 2003.

Exhibit 4.1   Sale and Servicing Agreement, dated as of December 2, 2003.

Exhibit 4.2   Indenture, dated as of December 2, 2003.

Exhibit 4.3   Trust Agreement, dated as of December 2, 2003.

Exhibit 99.1  Receivables Purchase Agreement, dated as of December 2, 2003.

Exhibit 99.2  Administration Agreement, dated as of December 2, 2003.

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